                                                                  Exhibit 10.32


                                   AMENDMENT NO. 1
                                          TO
                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT
                                         AND
                     SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     Amendment No. 1 made this 8th day of August, 1997, by and among Scriptgen Pharmaceuticals, Inc., a Delaware corporation (the "Corporation") and the persons and entities listed on the signature page hereto (the "Stockholders"), to (i) the Series B Preferred Stock Purchase Agreement, dated April 19, 1995 (the "Series B Agreement"), by and among the Corporation and the persons and entities listed on the Schedule of Purchasers attached to the Series B Agreement, and (ii) the Series C Preferred Stock Purchase Agreement, dated May 17, 1996 (the "Series C Agreement"), by and among the Corporation and the persons and entities listed on the Schedule of Purchasers attached to the Series C Agreement.

     WHEREAS, the Corporation desires to have the ability to issue more shares of the Corporation's Common Stock and options to purchase the Corporation's Common Stock to employees, consultants, directors and officers than was originally provided for in Section 6.31 of the Series B Agreement and Section
6.29 of the Series C Agreement; and

     WHEREAS, each of the Stockholders has certain rights under the Series B Agreement and/or the Series C Agreement by nature of being a holder of the Corporation's Series B Preferred Stock or Series C Preferred Stock.

     NOW, THEREFORE, in consideration of the promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 6.31 of the Series B Agreement and Section 6.29 of the Series C Agreement are deleted in their entirety and the following shall be inserted in their place:

     6.31. STOCK OPTIONS AND OTHER STOCK PURCHASE RIGHTS. The Corporation will not issue any of its capital stock, or grant an option or right to subscribe for, purchase or acquire any of its capital stock, to any employee, consultant, director or officer of the Corporation or a subsidiary thereof, except as follows: The Corporation may issue or make available for issuance, pursuant to a stock option/stock purchase plan and/or resolution(s) of the Board of Directors (and from time to time amendments thereto), a maximum of 4,850,000 shares of Common Stock for issuance pursuant to incentive stock options, non-qualified stock options and other stock issuances, whether in the form of restricted stock or otherwise, heretofore or hereafter to be granted or made to employees, consultants, directors and officers of the Corporation, upon such terms and conditions as may be approved by the Company's Board of



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                    Directors.  For the avoidance of doubt, issuances of shares of restricted stock that has been repurchased by the Company and stock options granted by Company and subsequently terminated or cancelled shall become available for issuance or grant by the Corporation without being counted toward the maximum allowance of 4,850,000 shares.

     2. Except as amended hereby, the Series B Agreement and the Series C Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have set their hand and seal as of the date and year first above-written.

                                   (1)  * means in its capacity as a holder of
                                        Series B Preferred Stock.

                                   (2)  ** means in its capacity as a holder of
                                        Series C Preferred Stock.

                                   (3) *** means in its capacity as a holder of Series B Preferred Stock and Series C Preferred Stock.

                                   ACCEL IV L.P.***
                                   By:  Accel IV Associates, L.P., its General
                                        Partner



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ACCEL INVESTORS '93 L.P.***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:

                                   ACCEL JAPAN L.P.***
                                   By:  Accel Japan Associates, L.P., its
                                        General Partner



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ACCEL KEIRETSU L.P.***
                                   By:  Accel Partners & Co., Inc., its General
                                        Partner



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ADVENT INTERNATIONAL INVESTORS II
                                   LIMITED PARTNERSHIP**
                                   By:  Advent International Corporation, its
                                        General Partner


                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ADVENT PERFORMANCE MATERIALS LIMITED
                                   PARTNERSHIP**
                                   By:  Advent International Limited
                                        Partnership, its General Partner
                                   By:  Advent International Corporation, its
                                        General Partner


                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:

                                   ATLAS VENTURE FUND II, L.P.***
                                   By:  Atlas Venture Associates II, L.P.,
                                        its General Partner



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   CW VENTURES II, L.P.***
                                   By:  CW Partners III, L.P., its General
                                        Partner



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ELLMORE C. PATTERSON PARTNERS***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   GOLDEN GATE DEVELOPMENT AND
                                   INVESTMENT LIMITED PARTNERSHIP***
                                   By:  Advent International Limited
                                        Partnership, its General Partner
                                   By:  Advent International Corporation, its
                                        General Partner

                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:

                                   LOMBARD ODIER & CIE**


                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:



                                   ------------------------------------
                                   Bernard Mach**


                                   NEW ENTERPRISE ASSOCIATES 5***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   PROSPER PARTNERS***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:


                                   ROVENT II LIMITED PARTNERSHIP***
                                   By:  Advent International Limited
                                        Partnership, its General Partner

                                   By:  Advent International Corporation, its
                                        General Partner

                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title:

                                   SCRIPT PARTNERS LIMITED PARTNERSHIP*



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title: General Partner


                                   VENROCK ASSOCIATES***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title: General Partner


                                   VENROCK ASSOCIATES II, L.P.***



                                   By: /s/
                                      ---------------------------------
                                   Name:
                                   Title: General Partner


ACCEPTED AND AGREED TO:

SCRIPTGEN PHARMACEUTICALS, INC., a
  Delaware corporation



By: /s/
   --------------------------------------
   Mark T. Weedon
   President and Chief Executive Officer



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